UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 19, 2006

Hanmi Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California		90010
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name of former address, if changed since last report)

     Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On January 15, 2006, Hanmi Financial Corporation (the “Registrant”) was informed of the death of director Ung Kyun Ahn, who passed away on January 14, 2006. Mr. Ahn served as a director of the Registrant and predecessor entities since 1982 and will be greatly missed. The Board of Directors has made no decision as to a possible replacement for Mr. Ahn at this time.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2006	Hanmi Financial Corporation
	By:	/s/ SUNG WON SOHN
Sung Won Sohn
President and Chief Executive Officer

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